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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                 Date of report (Date of earliest event reported):  May 13, 1998


                            DATAFLEX CORPORATION
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           (Exact Name of Registrant as Specified in its Charter)


                                   Florida
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               (State or Other Jurisdiction of Incorporation)


             0-15551                                     22-2163376
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       (Commission File Number)             (IRS Employer Identification No.)


            2145 Calumet Street, Clearwater, Florida       34624
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            (Address of Principal Executive Offices)     (Zip Code)


Registrant's telephone number, including area code:     (813) 562-2200
                                                   -----------------------------


                                     N/A
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        (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.   OTHER EVENTS

     On May 12, 1998, Dataflex Corporation, a Florida corporation, (the "Company"), issued a press release with respect to its quarter and year ended March 31, 1998 operating revenues, net income and certain other financial information. A copy of the Company's press release is attached as Exhibit 99 and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

     Exhibit 99   --  Press Release, dated May 12, 1998.





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                                   SIGNATURES


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          DATAFLEX CORPORATION
                                          (Registrant)


                                          By: /s/ Anthony G. Lembo
                                             --------------------------
                                             Anthony G. Lembo, President


                                          Date:  May 12, 1998








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